Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Servicing Office:                             Home Office:
The Lincoln National Life Insurance Company   The Lincoln National Life Insurance Company
P.O. Box 9740                                 1300 South Clinton Street
Portland, ME 04104                            Fort Wayne, IN 46802
(800) 341-0441
www.LincolnRetirement.com

This Prospectus describes group annuity contracts and individual certificates issued by Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner purchases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (VP)
  Growth Portfolio Class B
  Technology Portfolio Class B
American Century Variable Portfolios (VP)
  Balanced Fund Class I
American Funds Insurance Series(R)
  Growth Fund Class 2
  International Fund Class 2
Baron Capital Funds Trust
  Baron Capital Asset Fund Insurance Shares
Delaware VIP Trust
  Delaware VIP REIT Series Service Class
  Delaware VIP Trend Series Service Class
Dreyfus Stock Index Fund Initial Class
Dreyfus Variable Investment Fund (VIF)
  Developing Leaders Portfolio Initial Class (formerly Small Cap)
Fidelity(R) Variable Insurance Products (VIP)
  Asset Manager Portfolio Initial Class
  Contrafund(R) Portfolio Service Class 2
  Equity-Income Portfolio Initial Class
  Growth Portfolio Initial Class
Janus Aspen Series
  Worldwide Growth Portfolio Institutional Shares
Lincoln Variable Insurance Products Trust (VIP)
  Aggressive Growth Fund Standard Class
  Capital Appreciation Fund Standard Class
  Growth and Income Fund Standard Class
  Social Awareness Fund Standard Class
Neuberger Berman Advisors Management Trust (AMT)
  Mid-Cap Growth Portfolio
  Partners Portfolio
T. Rowe Price International Stock Portfolio

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds that accompany this Prospectus, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI), dated the same date as this Prospectus, has more information about the contracts and certificates. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441.

The SAI and other information about Lincoln Life and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2003

Table of Contents

                    Item                                Page
                    ----------------------------------------
                    Special terms                          2
                    ----------------------------------------
                    Expense tables                         3
                    ----------------------------------------
                    Summary                                6
                    ----------------------------------------
                    Investment results                     7
                    ----------------------------------------
                    Financial statements                   7
                    ----------------------------------------
                    The Lincoln National Life Insurance
                    Company                                7
                    ----------------------------------------
                    Fixed side of the contract             7
                    ----------------------------------------
                    Variable annuity account (VAA)         7
                    ----------------------------------------
                    Investments of the VAA                 8
                    ----------------------------------------
                    Charges and other deductions          10
                    ----------------------------------------
                    The contracts                         12
                    ----------------------------------------
                    Annuity payouts                       18
                    ----------------------------------------

               Item                                          Page
               --------------------------------------------------
               Federal tax matters                             19
               --------------------------------------------------
               Voting rights                                   21
               --------------------------------------------------
               Distribution of the contracts                   22
               --------------------------------------------------
               Return privilege                                22
               --------------------------------------------------
               State regulation                                22
               --------------------------------------------------
               Records and reports                             22
               --------------------------------------------------
               Other information                               22
               --------------------------------------------------
               Legal Proceedings                               22
               --------------------------------------------------
               Group Variable Annuity Contracts I, II, & III
               Statement of Additional Information
               Table of contents                               23
               --------------------------------------------------
               Appendix A -- Condensed financial
               information                                    A-1
               --------------------------------------------------

Special Terms
In this prospectus the following terms have the indicated meanings

Account or variable annuity account (VAA)--The segregated investment account, Account L, into which Lincoln Life sets aside and invests the assets for the variable side of the contracts offered in this Prospectus.

Account value--At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit--A measure used to calculate account value for the variable side of the contract.

Annuitant--The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date--The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit--A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary--The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner--The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions--Amounts paid into the contract.

Death Benefit--An amount payable to a designated beneficiary if a participant dies before his or her annuity commencement date.

Lincoln Life (we, us our)--The Lincoln National Life Insurance Company.

Participant--An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year--A 12 month period starting with the date that we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan--The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each fund.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

The following tables describe the fees and expenses that contractowners/participants will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners/participants will pay at the time that they buy the contract, surrender the contract, or transfer account value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II, & III:

   The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn):

                               GVA I GVA II GVA III
                               ----- ------ -------
                                5%*.   6%*   None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See "Charges and other deductions--Surrender charge".

Annual account fee (per participant):  $25
Loan establishment fee (per loan):  $50
Systematic withdrawal option fee:  $30

The annual account fee may be paid by an employer on behalf of participants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See "Charges and other deductions" and "The contracts."

The next table describes the fees and expenses that contractowners/participants will pay periodically during the time that they own the contract, not including fund fees and expenses.

Account L annual expenses for GVA I, II, & III subaccounts:
(as a percentage of average daily net assets in the subaccounts):
"standard" mortality and expense risk charge:  1.00%
"breakpoint" mortality and expense charge*:  .75%

*Only certain contracts or plans are eligible for a breakpoint charge. See "Charges and other deductions."

The next item shows the minimum and maximum total annual operating expenses charged by the funds that contractowners/participants may pay periodically during the time that they own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses                                     Minimum Maximum
(expenses that are deducted from fund assets, including management fees,
distribution (12b-1) fees, and other expenses)                             .27%   1.46%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements)                                 .27%   1.46%

The following table shows the expenses charged by each fund for the year ended December 31, 2002:
(as a percentage of each fund's average net assets):


                                                                                                                 Total
                                                                                                   Contractual   Expenses (after
                                 Management                    Other Expenses      Total Expenses  Waivers/Reim- Contractual
                                 Fees (before                  (before any         (before any     bursements or Waivers/
                                 any waivers/        12b-1     waivers/            waivers/        Recoupment    Reimbursements
                                 reimbursements) +   Fees  +   reimbursements) =   reimbursements) (if any)      or Recoupment)
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth
Portfolio (Class B)                   0.75%          0.25%          0.13%               1.13%
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP
Technology Portfolio (Class B)        1.00%          0.25%          0.21%               1.46%
--------------------------------------------------------------------------------------------------------------------------------
American Century VP
Balanced Fund                         0.90%          0.00%          0.00%               0.90%
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth
Fund (Class 2)                        0.38%          0.25%          0.02%               0.65%
--------------------------------------------------------------------------------------------------------------------------------
American Funds International
Fund (Class 2)                        0.57%          0.25%          0.06%               0.88%
--------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund
(Insurance Shares)                    1.00%          0.25%          0.17%               1.42%
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series
(Service Class)/1/                    0.75%          0.25%          0.09%               1.09%
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
(Service Class)/2/                    0.75%          0.25%          0.09%               1.09%
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund
(Initial Class)                       0.25%          0.00%          0.02%               0.27%
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing
Leaders Portfolio (formerly
Small Cap) (Initial Class)            0.75%          0.00%          0.06%               0.81%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager
Portfolio (Initial Class)             0.53%          0.00%          0.10%               0.63%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)
Portfolio (Service Class 2)           0.58%          0.25%          0.10%               0.93%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income
Portfolio (Initial Class)             0.48%          0.00%          0.09%               0.57%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio
(Initial Class)                       0.58%          0.00%          0.09%               0.67%
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
Growth Portfolio
(Institutional Class)                 0.65%          0.00%          0.05%               0.70%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth
Fund (Standard Class)/3/              0.74%          0.00%          0.16%               0.90%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital
Appreciation Fund (Standard
Class)/3/                             0.73%          0.00%          0.09%               0.82%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and
Income Fund (Standard Class)/3/       0.32%          0.00%          0.06%               0.38%
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness
Fund (Standard Class)/3/              0.35%          0.00%          0.08%               0.43%
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-
Cap Growth Portfolio                  0.84%          0.00%          0.11%               0.95%
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT
Partners Portfolio                    0.83%          0.00%          0.08%               0.91%
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International
Stock Portfolio                       1.05%          0.00%          0.00%               1.05%
--------------------------------------------------------------------------------------------------------------------------------


(1)The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the ex-tent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2003 through April 30, 2004, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.


(3)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.


EXAMPLES

This Example is intended to help contractowner/participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1) If you surrender your contract at the end of the applicable time period:

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                           GVA I Standard*
                                                     $765    $1,314  $1,891   $2,954

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA II Standard*
                                                     $867    $1,422  $2,005   $3,210

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA III Standard*
                                                     $252      $776  $1,326   $2,826

2) If you do not surrender your contract at the end of the applicable time period:

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                           GVA I Standard*
                                                     $252      $776  $1,326   $2,826

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA II Standard*
                                                     $252      $776  $1,326   $2,826

                                                   1 year   3 years 5 years 10 years
                                                   -------------------------------
                                                          GVA III Standard*
                                                     $252      $776  $1,326   $2,826

* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.

The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited to show the direct and indirect costs and expenses of the contract.

For more information, see "Charges and other deductions" in the Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See "The contracts." Charges and available features may vary in certain states. Please check with your investment representative or with our servicing office for information.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See "Variable annuity account."

What are the contract's investment choices? Based upon instructions, the VAA applies contributions to buy shares in one or more of the funds: See "Investments of the VAA--Description of the Funds."

Who advises the funds? Several different investment advisers manage the funds. See "Investments of the VAA--Description of the Funds."

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See "The contracts" and "Annuity payouts."

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See "Charges and other deductions--Surrender charge for GVA I and GVA II."

There is no surrender charge for GVA III.

We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% "standard", or .75% "breakpoint", to the daily net asset value of the VAA. See "Charges and other deductions."

The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See "The contracts--Contributions."

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See "Annuity payout options." Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See "The contracts--Death benefit before the annuity commencement date."

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See "The contracts--Transfers on or before the annuity commencement date" and "Transfers after the annuity commencement date."

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See "Charges and other deductions." Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See "Fixed account withdrawal/transfer limits for GVA III." The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See "Charges and other deductions." A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See "Federal tax matters."

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See "Return privilege."

Where may I find more information about accumulation unit values? The Appendix to this Prospectus provides more information about accumulation unit values.

Investment results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the financial statements of Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104-5037 or calling 1-800-341-0441.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.

Fixed side of the contract

Contributions allocated to the fixed account become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and has not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed side of the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

Variable annuity account (VAA)

On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts, and the obligations set forth in the contract, other than those of the contractowner and participants, are Lincoln Life's. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. Contractowners and participants, as applicable, assume the full investment risk for all amounts placed in the VAA.

Investments of the VAA

The contractowner decides which of the subaccounts available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's adviser. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Description of the funds
Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information can be obtained from the current Prospectus for the fund, which is included in this booklet. You should read each fund prospectus carefully before investing. There is no assurance that any of the funds will achieve its stated objective.

AllianceBernstein VP Growth Portfolio (AVP Growth Subaccount)--Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time. Alliance Capital Management, L.P. serves as the Fund's Investment adviser.

AllianceBernstein VP Technology Portfolio (AVP Technology Subaccount)--Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). Alliance Capital Management, L.P. serves as the Fund's investment adviser.

American Century VP Balanced Fund (Balanced Subaccount)--Seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks and the remainder balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the Investment manager of this portfolio.

American Funds Growth Fund (Growth Subaccount)--Seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's investment adviser.

American Funds International Fund (International Subaccount)--Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Capital Research and Management Company serves as the Fund's Investment adviser.

Baron Capital Asset Fund (Small Cap Growth Subaccount)--Seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved. BAMCO, Inc. serves as the Fund's investment adviser.

Delaware VIP REIT Series (Real Estate Subaccount)--Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs). Delaware Management Company serves as the Fund's investment adviser.

Delaware VIP Trend Series (Trend Subaccount)--Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth. Delaware Management Company serves as the Fund's investment adviser.

Dreyfus Stock Index Fund (Index Subaccount)--Seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The Fund may also use stock index futures as a substitute for the sale or purchase of securities. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund. The Dreyfus Corporation acts as the Fund manager.

Dreyfus VIF--Developing Leaders Portfolio (formerly Small Cap) (Small Cap Subaccount)--Seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its assets in the stocks of small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings. The Dreyfus Corporation serves as the Portfolio's investment adviser.

Fidelity(R) VIP--Asset Manager Portfolio (Asset Manager Subaccount)--Seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments. Fidelity Management & Research Company ("FMR") is the investment manager of this portfolio.

Fidelity(R) VIP--Contrafund(R) Portfolio (VIP II Contrafund(R)
Subaccount)--Seeks long-term capital appreciation. FMR is the investment manager of the portfolio.

Fidelity(R) VIP--Equity-Income Portfolio (Equity-Income Subaccount)--Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500(R)). FMR is the Investment manager of this portfolio.

Fidelity(R) VIP--Growth Portfolio (Growth I Subaccount)--Seeks to achieve capital appreciation. FMR is the manager of this portfolio.

Janus Aspen Worldwide Growth Portfolio (Global Growth Subaccount)--Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. Janus Capital Management LLC serves as the Fund's investment advisor.

Lincoln VIP Aggressive Growth Fund (Mid Cap Growth I Subaccount)--Seeks to maximize capital appreciation. The fund invests in a diversified group of domestic stocks primarily of small and medium size companies. Delaware Management Company is the Fund's investment adviser, and Putnam Investment Management, LLC is the Fund's investment sub-adviser.

Lincoln VIP Capital Appreciation Fund (Capital Appreciation Subaccount)--Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stock of large and medium-sized U.S. companies. Delaware Management Company is the Fund's investment adviser and Janus Capital Management LLC is the Fund's investment sub-adviser.

Lincoln VIP Growth And Income Fund (Growth and Income Subaccount)--Seeks long-term capital appreciation. The fund invests in a diversified portfolio of stocks primarily of large-sized U.S. companies and to a smaller degree may hold stocks of medium-sized U.S. companies. Delaware Management Company is the Fund's investment adviser.

Lincoln VIP Social Awareness Fund (Social Awareness Subaccount)--Seeks Long-term capital appreciation. The fund buys stocks of large and medium sized companies which adhere to certain specific social criteria. Delaware Management Company is the Fund's investment adviser.

Neuberger Berman AMT--Mid-Cap Growth Portfolio (AMT Mid-Cap Growth Subaccount)--Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach. Neuberger Berman Management Incorporated serves as the Funds investment advisor. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.

Neuberger Berman AMT--Partners Portfolio (AMT Mid-Cap Value Subaccount)--Seeks capital growth by investing mainly in common stocks of mid- to large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Incorporated serves as the Funds investment advisor. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.

T. Rowe Price International Stock Portfolio (International Stock
Subaccount)--Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. T. Rowe Price International, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio (Pending Allocation Account)--Seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio into which initial contributions are invested pending Lincoln Life's receipt of a complete order, see "The contracts."

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly or quarterly. This fee is based on the net assets of each fund, defined under Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from the funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insurance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Directors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses of the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute funds within the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners or participants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners and participants.

Substitutions may be made with respect to existing investments or the investments of future contributions, or both. We may close subaccounts to allocations of contributions or account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.

Deductions from contributions
There are no front-end deductions for sales charges made from contributions. However, we will deduct premium taxes, when applicable.

Annual contract fee
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account value if the participant's account is totally withdrawn. The charge may be increased or decreased. Administrative services include processing applications; issuing contracts and certificates; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; reconciling and depositing cash receipts; providing contract confirmations; providing toll-free inquiry services and furnishing fund transfer services; providing accounting, valuation, regulatory and reporting services.

Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial with-drawals of a participant's account balance during the accumulation period as follows:

During Participation
        Year         GVA I GVA II
-------------------- ----- ------
    1-5                5%    6%
    6                  5%    3%
    7                  4%    3%
    8                  3%    3%
    9                  2%    3%
    10                 1%    3%
    11-15              0%    1%
    16 and later       0%    0%

* There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We impose the surrender charge on GVA I and GVA II to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before distribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Fixed account withdrawal/transfer limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years, according to the following percentages:

               Year Request Received Percentage of Fixed Account
                  By Lincoln Life      Available Under GVA III
               --------------------- ---------------------------
                         1                         20%
                         2                         25%
                         3                      33.33%
                         4                         50%
                         5                        100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us their intention to liquidate their fixed account balance and stop contributions to the contract.

In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.

Waiver of surrender charges and fixed account withdrawal/transfer limits
Under certain conditions, a participant may withdraw part or all of his or her account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA
III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:

                       Standard conditions  Optional conditions
                       -------------------- --------------------
               GVA I   .the participant has .the participant has
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer and is at
                       .the participant has  least 55 years of
                        incurred a           age
                        disability (as      .the participant is
                        defined under the    experiencing
                        contract)            financial hardship
                       .the participant has
                        separated from
                        service with their
                        employer
               GVA II  .the participant has .the participant is
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer
                       .the participant has .the participant is
                        incurred a           experiencing
                        disability (as       financial hardship
                        defined under the
                        contract)
                       .the participant has
                        separated from
                        service with their
                        employer and is at
                        least 55 years of
                        age
               GVA III .the participant has .the participant has
                        attained age 59 1/2  separated from
                       .the participant has  service with their
                        died                 employer and is at
                       .the participant has  least 55 years of
                        incurred a           age
                        disability (as
                        defined under the
                        contract)
                       .the participant is
                        separated from
                        service with their
                        employer
                       .the participant is
                        experiencing
                        financial hardship*

*A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contracts without these provisions.

Deductions from the VAA for GVA I, II, & III for assumption of mortality and expense risks
We deduct from the VAA an amount, computed daily, which is no higher than an effective annual rate of 1.00% or .75% of the daily net asset value, to compensate us for our assumption of certain risks described below. This maximum level of mortality and expense risk charge is guaranteed not to increase.

Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.

Our assumption of mortality risks guarantees that the annuity payouts made will not be affected by annuitants receiving annuity payouts that live longer than we assumed when we calculated our guaranteed rates. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which we cannot change. We also assume the risk that the charges for administrative expenses, which we cannot change, will be insufficient to cover actual administrative costs.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

Special arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number or certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on participants with account balances in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may from time to time modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges and rates applicable to a particular contract will be stated in that contract.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.0% to 5.0% in those states where the tax is imposed.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the funds that are described elsewhere in this booklet and in the funds' Prospectuses. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The contracts

Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Initial contributions
When we receive a completed enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until such time as we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfers to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct employer and state contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this Prospectus. Participant surrender changes may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently normally 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA'S subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account must be in any whole percent.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the contribution is received by us if received before the end of the valuation date (normally 4:00 p.m., New York time). If the contribution is received at or after the end of the valuation date, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in "Transfers on or before the annuity commencement date." Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each con- tribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and the deduction of contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1.The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2.The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Under GVA III transfers from the fixed account are subject to special limits. See "Fixed account withdrawals/ transfer limits for GVA III."

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accumulation units in that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not limit the number of transfers except as described under "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

A transfer request may be made to us using written, telephone or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of the prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign, the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant determines that a transfer was made in error, the participant must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln Life, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of account value, the participant should consider the inherent risk involved.

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

Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.

Additional services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVAIII only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal tax matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from

                                                                             15

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the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and other deductions--Fixed account withdrawal/transfer limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and other deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal tax matters."

Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal tax matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not sub-

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

ject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal tax matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer restrictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

Loans
If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. Under certain contracts, a fee of up to $50 may be charged for a loan. More information about loans and loan interest rates is in the contract, the active life certificates, the annuity loan agreement and is available from us.

Delay in payments
We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
(iii) when the SEC so orders to protect contractowners and participants.

We may defer payments from the fixed side of the contract for up to six months.

Due to Federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a contribution. We may be required to provide additional information about a contractowner or participant's account to government regulators. We may also be required to block a contractowner's or participant's account and thereby refuse any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulator.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
Lincoln Life offers the contracts through the registered representatives of its affiliated broker dealer, Lincoln Financial Advisors Corporation (LFA), who are registered with the NASD and are licensed to offer insurance in the states in which they do business. In addition to commissions, these representatives may be eligible for various benefits, such as bonuses, insurance benefits and subsidies. Payments may also be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Lincoln Life, using LFA as a principal underwriter, also may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with LFA will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.

Registered representatives may be eligible for certain non-cash compensation programs, such as conferences or trips.

Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.

We pay commissions of up to 3.5% of contributions to dealers. In some instances, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent schedule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to Indiana law, the assets of the VAA are held for the ex-

                                                                             17

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clusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Charges and available features may vary in certain states. Questions about the contract should be directed to us at 1-800-341-0441 or visit www.LincolnRetirement.com.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Annuity payout options
Note carefully: Under the Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the participant in an allocated contract.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See "Charges and other deductions" and "Federal tax matters."

General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to be beneficiary as payouts become due.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1.The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2.The annuity conversion factor in the contract;

3.The annuity payout option selected; and

4.The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1.Determine the dollar amount of the first payout; then

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

2.Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a proportional rate to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Qualified retirement plans
We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

.. Individual Retirement Accounts and Annuities ("Traditional IRAs")

.. Roth IRAs

.. Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

.. SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

.. 403(b) plans (public school system and tax-exempt organization annuity plans)

.. 401(a) plans (qualified corporate employee pension and profit-sharing plans)

.. 403(a) plans (qualified annuity plans)

.. H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

.. Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

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Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified." Such diversification requirements generally do not apply to 401(a) plans.

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding any tax ramifications.

Federal penalty taxes payable on distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

.. received on or after the annuitant reaches age 59 1/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or

.. received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

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Taxation of death benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Nonqualified annuity contracts
A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a competent tax advisor.

Our Tax status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will be done according to the instructions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be determined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See "Investments of the VAA--Fundshares."

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the contracts. The contracts will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.

Group Variable Annuity
Contracts I, II, & III

Statement of Additional Information
Table of contents

                                                           Page
                 ----------------------------------------------
                 General Information and History of The
                   Lincoln National Life Insurance Company
                   (Lincoln Life)                           B-2
                 ----------------------------------------------
                 Underwriters/Distribution of Contracts     B-2
                 ----------------------------------------------
                 Definitions                                B-2
                 ----------------------------------------------
                 Determination of Variable Annuity Payouts  B-2
                 ----------------------------------------------
                 Calculation of Investment Results          B-3
                 ----------------------------------------------

                                                      Page
                     -------------------------------------
                     Services                          B-9
                     -------------------------------------
                     Advertising and Sales Literature  B-9
                     -------------------------------------
                     Other Information/Services       B-11
                     -------------------------------------
                     Financial Statements             B-11
                     -------------------------------------

...............................................................................
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II, & III).

                                (Please Print)

Name: ___________________________________ Social Security No.: _________________

Address: _______________________________________________________________________

City _____________________________________________________________ State _ Zip _

Mail to Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104-5001

                     [This page intentionally left blank]

Appendix A -- Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the period ended December 31, 2002 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI.

                                                                         1999                 2000                 2001
                                                                 -------------------- -------------------- --------------------
                                            1996    1997    1998 Standard Breakpoint+ Standard Breakpoint+ Standard Breakpoint+
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.743    $ 8.748
.. End of period.........................                                                8.743      8.748     6.609      6.629
Number of Accumulation Units
.. End of period (000's omitted).........                                                    8          1        28          2
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.094    $ 7.098
.. End of period.........................                                                7.094      7.098     5.235      5.252
Number of Accumulation Units
.. End of period (000's omitted).........                                                   58          1       222          6
--------------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
.. Beginning of period................... $15.698 $16.213 $18.550 $21.263    $21.702   $23.168    $23.198   $22.330    $22.414
.. End of period.........................  16.213  18.550  21.263  23.168     23.198    22.330     22.414    21.327     21.460
Number of Accumulation Units
.. End of period (000's omitted).........       2   1,267   1,269   1,099         94     1,000         98     1,015         92
--------------------------------------------------------------------------------------------------------------------------------
American Funds Growth Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.991    $ 8.997
.. End of period.........................                                                8.991      8.997     7.285      7.309
Number of Accumulation Units
.. End of period (000's omitted).........                                                   88          1       510         11
--------------------------------------------------------------------------------------------------------------------------------
American Funds International Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.582    $ 8.587
.. End of period.........................                                                8.582      8.587     6.807      6.828
Number of Accumulation Units
.. End of period (000's omitted).........                                                   17          1        53          3
--------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $13.218    $15.583   $17.775    $17.800   $17.132    $17.198
.. End of period.........................                  13.218  17.775     17.800    17.132     17.198    19.054     19.176
Number of Accumulation Units
.. End of period (000's omitted).........                      27     460         23       635         32       740         30
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $10.569    $10.575
.. End of period.........................                                               10.569     10.575    11.371     11.406
Number of Accumulation Units
.. End of period (000's omitted).........                                                   56          1       179          1
--------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.781    $ 7.786
.. End of period.........................                                                7.781      7.786     6.513      6.533
Number of Accumulation Units
.. End of period (000's omitted).........                                                   45          1        67          5
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund* Accumulation unit value
.. Beginning of period................... $21.013 $22.705 $29.827 $37.861    $41.583   $45.208    $45.265   $40.604    $40.757
.. End of period.........................  22.705  29.827  37.861  45.208     45.265    40.604     40.757    35.304     35.525
Number of Accumulation Units
.. End of period (000's omitted).........       3   3,317   3,913   3,815        352     3,325        282     3,209        205
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
.. Beginning of period................... $14.854 $15.286 $17.632 $16.856    $18.723   $20.552    $20.578   $23.056    $23.142
.. End of period.........................  15.286  17.632  16.856  20.552     20.578    23.056     23.142    21.430     21.564
Number of Accumulation Units
.. End of period (000's omitted).........      12   3,524   3,954   3,430        192     3,368        159     3,319        119
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager Portfolio* Accumulation unit value
.. Beginning of period................... $16.309 $17.267 $20.583 $23.445    $24.279   $25.787    $25.819   $24.527    $24.619
.. End of period.........................  17.267  20.583   3.445  25.787     25.819    24.527     24.619    23.290     23.436
Number of Accumulation Units
.. End of period (000's omitted).........      25   4,471   4,638   4,152        251     3,547        200     3,360        102
--------------------------------------------------------------------------------------------------------------------------------

                                                 2002
                                         --------------------
                                         Standard Breakpoint+
-------------------------------------------------------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
.. Beginning of period................... $ 6.609    $ 6.629
.. End of period.........................   4.693      4.720
Number of Accumulation Units
.. End of period (000's omitted).........      70          7
-------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
.. Beginning of period................... $ 5.235    $ 5.252
.. End of period.........................   3.016      3.033
Number of Accumulation Units
.. End of period (000's omitted).........     345         11
-------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
.. Beginning of period................... $21.327    $21.460
.. End of period.........................  19.096     19.263
Number of Accumulation Units
.. End of period (000's omitted).........   1,006         80
-------------------------------------------------------------
American Funds Growth Fund*** Accumulation unit value
.. Beginning of period................... $ 7.285    $ 7.309
.. End of period.........................   5.449      5.480
Number of Accumulation Units
.. End of period (000's omitted).........     900         21
-------------------------------------------------------------
American Funds International Fund*** Accumulation unit value
.. Beginning of period................... $ 6.807    $ 6.828
.. End of period.........................   5.739      5.771
Number of Accumulation Units
.. End of period (000's omitted).........     163          8
-------------------------------------------------------------
Baron Capital Asset Fund** Accumulation unit value
.. Beginning of period................... $19.054    $19.176
.. End of period.........................  16.186     16.330
Number of Accumulation Units
.. End of period (000's omitted).........     911         28
-------------------------------------------------------------
Delaware VIP REIT Series*** Accumulation unit value
.. Beginning of period................... $11.371    $11.406
.. End of period.........................  11.751     11.817
Number of Accumulation Units
.. End of period (000's omitted).........     495         17
-------------------------------------------------------------
Delaware VIP Trend Series*** Accumulation unit value
.. Beginning of period................... $ 6.513    $ 6.533
.. End of period.........................   5.155      5.183
Number of Accumulation Units
.. End of period (000's omitted).........     123          7
-------------------------------------------------------------
Dreyfus Stock Index Fund* Accumulation unit value
.. Beginning of period................... $35.304    $35.525
.. End of period.........................  27.136     27.375
Number of Accumulation Units
.. End of period (000's omitted).........   2,922        161
-------------------------------------------------------------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
.. Beginning of period................... $21.430    $21.564
.. End of period.........................  17.159     17.310
Number of Accumulation Units
.. End of period (000's omitted).........   3,153         91
-------------------------------------------------------------
Fidelity(R) VIP Asset Manager Portfolio* Accumulation unit value
.. Beginning of period................... $23.290    $23.436
.. End of period.........................  21.046     21.231
Number of Accumulation Units
.. End of period (000's omitted).........   3,052         80
-------------------------------------------------------------

                                                                         1999                 2000                 2001
                                                                 -------------------- -------------------- --------------------
                                            1996    1997    1998 Standard Breakpoint+ Standard Breakpoint+ Standard Breakpoint+
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 9.412    $ 9.419
.. End of period.........................                                                9.412      9.419     8.157      8.183
Number of Accumulation Units
.. End of period (000's omitted).........                                                    2          1        62          2
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio* Accumulation unit value
.. Beginning of period................... $14.763 $15.790 $19.985 $22.087    $24.433   $23.252    $23.281   $24.959    $25.052
.. End of period.........................  15.790  19.985  22.087  23.252     23.281    24.959     25.052    23.486     23.633
Number of Accumulation Units
.. End of period (000's omitted).........      10   3,608   4,155   3,856        182     3,030        155     3,059        132
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio* Accumulation unit value
.. Beginning of period................... $22.793 $23.220 $28.328 $39.122    $44.085   $53.234    $53.301   $46.917    $47.094
.. End of period.........................  23.220  28.328  39.122  53.234     53.301    46,917     47,904    38.252     38.492
Number of Accumulation Units
.. End of period (000's omitted).........       8   4,982   5,291   5,554        151     5,136        184     4,883        144
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
.. Beginning of period................... $11.123 $11.277 $11.894 $12.544    $12.843   $13.192    $13.195   $14.024    $14.054
.. End of period.........................  11.277  11.894  12.544  13.192     13.195    14.024     14.054    14.610     14.633
Number of Accumulation Units
.. End of period (000's omitted).........       1      30      17      12          1         7          1         7          1
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.520    $13.979   $20.385    $20.410   $17.019    $17.083
.. End of period.........................                  12.520  20.385     20.410    17.019     17.083    13.069     13.152
Number of Accumulation Units
.. End of period (000's omitted).........                      75   1,054         74     2,225        150     2,218        139
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.454    $12.865   $17.563    $17.585   $16.920    $16.984
.. End of period.........................                  12.454  17.563     17.585    16.920     16.984    11.175     11.246
Number of Accumulation Units
.. End of period (000's omitted).........                      19   1,486        202     2,416        156     2,306        137
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 8.243    $ 8.249
.. End of period.........................                                                8.243      8.249     6.048      6.068
Number of Accumulation Units
.. End of period (000's omitted).........                                                   25          3       110          7
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 9.051    $ 9.057
.. End of period.........................                                                9.051      9.057     7.954      7.980
Number of Accumulation Units
.. End of period (000's omitted).........                                                    9          1        81          4
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund** Accumulation unit value
.. Beginning of period...................                 $10.000 $12.791    $13.358   $14.619    $14.637   $13.268    $13.318
.. End of period.........................                  12.791  14.619     14.637    13.268     13.318    11.885     11.959
Number of Accumulation Units
.. End of period (000's omitted).........                      33   1,107         88     1,127        116     1,173        115
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
.. Beginning of period...................                                              $10.000    $10.000   $ 7.673    $ 7.678
.. End of period.........................                                                7.673      7.678     5.725      5.743
Number of Accumulation Units
.. End of period (000's omitted).........                                                   59          1       115          2
--------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
.. Beginning of period...................                 $10.000 $11.861    $13.254   $12.609    $12.625   $12.571    $12.619
.. End of period.........................                  11.861  12.609     12.625    12.571     12.619    12.094     12.170
Number of Accumulation Units
.. End of period (000's omitted).........                      27     150         21       212         32       323         39
--------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio* Accumulation unit value
.. Beginning of period................... $11.687 $12.276 $12.503 $14.342    $14.861   $18.931    $18.955   $15.400    $15.457
.. End of period.........................  12.276  12.503  14.342  18.931     18.955    15.400     15.457    11.859     11.934
Number of Accumulation Units
.. End of period (000's omitted).........       5   1,837   2,049   1,818        122     1,634         80     1,544         62
--------------------------------------------------------------------------------------------------------------------------------

                                                 2002
                                         --------------------
                                         Standard Breakpoint+
-------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio*** Accumulation unit value
.. Beginning of period................... $ 8.157    $ 8.183
.. End of period.........................   7.300      7.342
Number of Accumulation Units
.. End of period (000's omitted).........     167          7
-------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio* Accumulation unit value
.. Beginning of period................... $23.486    $23.633
.. End of period.........................  19.312     19.481
Number of Accumulation Units
.. End of period (000's omitted).........   2,830         70
-------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio* Accumulation unit value
.. Beginning of period................... $38.252    $38.492
.. End of period.........................  26.469     26.703
Number of Accumulation Units
.. End of period (000's omitted).........   4,445         99
-------------------------------------------------------------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
.. Beginning of period................... $14.610    $14.633
.. End of period.........................  14.859     14.799
Number of Accumulation Units
.. End of period (000's omitted).........       5          1
-------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
.. Beginning of period................... $13.069    $13.152
.. End of period.........................   9.639      9.724
Number of Accumulation Units
.. End of period (000's omitted).........   2,090        112
-------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
.. Beginning of period................... $11.175    $11.246
.. End of period.........................   7.720      7.788
Number of Accumulation Units
.. End of period (000's omitted).........   2,202        118
-------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
.. Beginning of period................... $ 6.048    $ 6.068
.. End of period.........................   4.374      4.399
Number of Accumulation Units
.. End of period (000's omitted).........     165         13
-------------------------------------------------------------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
.. Beginning of period................... $ 7.954    $ 7.980
.. End of period.........................   6.139      6.174
Number of Accumulation Units
.. End of period (000's omitted).........     193         26
-------------------------------------------------------------
Lincoln VIP Social Awareness Fund** Accumulation unit value
.. Beginning of period................... $11.885    $11.959
.. End of period.........................   9.164      9.244
Number of Accumulation Units
.. End of period (000's omitted).........   1,213         96
-------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
.. Beginning of period................... $ 5.725    $ 5.743
.. End of period.........................   4.005      4.027
Number of Accumulation Units
.. End of period (000's omitted).........     154          6
-------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
.. Beginning of period................... $12.094    $12.170
.. End of period.........................   9.083      9.163
Number of Accumulation Units
.. End of period (000's omitted).........     405         46
-------------------------------------------------------------
T. Rowe Price International Stock Portfolio* Accumulation unit value
.. Beginning of period................... $11.859    $11.934
.. End of period.........................   9.593      9.678
Number of Accumulation Units
.. End of period (000's omitted).........   1,438         53
-------------------------------------------------------------

+Breakpoint unit values commenced on June 29, 1999.

*The Subaccount indicated commenced operations on September 26, 1996.

**The Subaccount indicated commenced operation on October 1, 1998.

***The Subaccount indicated commenced operation on September 27, 2000.

A-2